Supplement dated September 6, 2002
to the Prospectus for
Individual Flexible Premium Deferred Variable Annuity Certificate issued by
Modern Woodmen of America
and its
Modern Woodmen of America Variable Annuity Account

This Supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.

The first sentence below the Surrender Charge table under the headings "EXPENSE TABLES" on page 5 and "SUMMARY OF THE CERTIFICATE - Charges and Deductions - Surrender Charge (Contingent Deferred Sales Charge)" on page 12; the second sentence in the second paragraph under the heading "DESCRIPTION OF ANNUITY CERTIFICATE - Partial Withdrawals and Surrenders - Partial Withdrawals" on page 24; and the first sentence of the fifth bullet under the heading "DESCRIPTION OF ANNUITY CERTIFICATE - Transfer and Withdrawal Options - Systematic Withdrawals" on page 25 are replaced with the following:

You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge.

	The first sentence under the heading "CHARGES AND DEDUCTIONS - Surrender Charge (Contingent Deferred Sales Charge) - Amounts Not Subject to Surrender Charge" on page 31 is replaced with the following:

You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the "10% withdrawal privilege").

September 6, 2002								V.3